EXECUTION COPY

Exhibit 10.8.3

AMENDMENT NO. 3 TO
LOAN CERTIFICATE AND SERVICING AGREEMENT

     THIS AMENDMENT NO. 3 TO LOAN CERTIFICATE AND SERVICING AGREEMENT, dated as of August 27, 2003 (this “Amendment”), is entered into by and among

     (1) CAPITALSOURCE ACQUISITION FUNDING LLC, a Delaware limited liability company, as the seller (together with its successors and assigns in such capacity, the “Seller”);

     (2) CAPITALSOURCE FINANCE LLC, a Delaware limited liability company (“CapitalSource Finance”), as the originator (together with its successors and assigns in such capacity, the “Originator”), and as the servicer (together with its successors and assigns in such capacity, the “Servicer”);

     (3) VARIABLE FUNDING CAPITAL CORPORATION, a Delaware corporation (together with its successors and assigns, “VFCC”), as the purchaser (together with its successors and assigns in such capacity, the “Purchaser”);

     (4) WACHOVIA CAPITAL MARKETS, LLC (f/k/a Wachovia Securities, Inc.), a Delaware corporation (together with its successors and assigns, “WCM”), as the agent for the Purchaser (together with its successors and assigns in such capacity, the “Purchaser Agent”) and as the agent for the Purchaser Agent (together with its successors and assigns in such capacity, the “Administrative Agent”);

     (5) WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION (“Wells Fargo”), not in its individual capacity but as the backup servicer (together with its successors and assigns in such capacity, the “Backup Servicer”), and not in its individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”); and

     (6) WACHOVIA BANK, NATIONAL ASSOCIATION (“Wachovia”), as hedge counterparty (together with its successors and assigns in such capacity, the “Hedge Counterparty”), solely for purposes of acknowledging and agreeing to the terms and provisions hereof.

     Capitalized terms used but not defined herein are used as defined in the Agreement (defined below).

R E C I T A L S

     WHEREAS, the parties hereto entered into that certain Loan Certificate and Servicing Agreement, dated as of February 28, 2003, as amended by Amendment No. 1 to Loan Certificate and Servicing Agreement dated as of April 3, 2003 and Amendment No. 2 to Loan Certificate and Servicing Agreement dated as of June 30, 2003 (as further amended, supplemented, modified or restated from time to time, the “Agreement”);

     WHEREAS, the Originator has acquired three pools of floating rate senior secured loans, one pool on August 19, 2003 from DVI Business Credit Receivables Corp. III (defined below), one pool on August 19, 2003 from DVI Business Credit Corporation (defined below), and one pool on August 21, 2003 from DVI Business Credit Receivables Corp. III, all three such acquisitions pursuant to the terms of the DVI Acquisition Agreements;

     WHEREAS, the Originator will on the DVI Funding Dates (defined below) transfer the Loans acquired from the DVI Financing Originator (defined below) to the Seller pursuant to the terms of the Sale Agreements; and

     WHEREAS, the parties hereto desire to amend the Agreement as provided herein;

     NOW THEREFORE, based on the foregoing Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto intending to be legally bound hereby agree as follows:

     Section 1. Amendments.

     (a) The following definitions in Section 1.1 of the Agreement are hereby amended and restated in their entirety as follows:

Acquisition Agreements: Collectively, the FINOVA Acquisition Agreement, the Fleet Acquisition Agreement and the DVI Acquisition Agreements, and each an “Acquisition Agreement.”

Financing Originator: Collectively, the FINOVA Financing Originator, the Fleet Financing Originator and the DVI Financing Originator, and each a “Financing Originator.”

Funding Date: (i) The Business Day following the Closing Date, (ii) the Business Day following the Fleet Closing Date, (iii) the Business Day following the applicable DVI Closing Dates, and (iv) as to any incremental Advance, any Business Day that is one (1) Business Day immediately following the receipt by the Administrative Agent and the Purchaser Agent of a Borrowing Notice (along with a Borrowing Base Certificate) in accordance with Section 2.2.

Loan: Any loan purchased by the Originator from a Financing Originator pursuant to and in accordance with an Acquisition Agreement that is identified on a Loan List or contributed to the Seller eligible to be purchased by the Seller and included as part of the Asset Pool on the Closing Date or, with respect to a Loan purchased from the Fleet Financing Originator, the Fleet Closing Date, or, with respect to a Loan purchased from the DVI Financing Originator, the DVI Closing Date.

     (b) Section 1.1 of the Agreement is hereby amended to include the following new definitions:

Claw-Back Event: The rescission of, or a court order requiring the Originator and/or the Seller or any assignee thereof (including, without limitation, the Purchaser) to repay any principal or interest payments on any Asset theretofore received by such Person from the related Obligor in connection with any Insolvency Proceeding involving such Obligor, any Financing Originator, or the Originator.

DVI Acquisition Agreements: Three certain Purchase Agreements, two dated as of August 19, 2003, and one dated as of August 21, 2003, all three of which are by and between the Originator and the DVI Financing Originator, copies of which are attached hereto as Schedule I.

DVI Closing Date: The applicable closing date of each of the DVI Acquisition Agreements: August 19, 2003, with regard to the Purchase Agreement of said date with DVI Business Credit Receivables Corp. III; August 19, 2003, with regard to the Purchase Agreement of said date with DVI Business Credit Corporation; and August 21, 2003, with regard to the Purchase Agreement of said date with DVI Business Credit Receivables Corp. III.

DVI Financing Originator: DVI Business Credit Receivables Corp. III, a Delaware corporation, or DVI Business Credit Corporation, a Delaware corporation, as applicable.

DVI Loan Checklists. The lists of loans that identify the items contained in the Loan Files with respect to the Loans purchased from the DVI Financing Originator, copies of which are attached hereto as Schedule II, as amended from time to time.

DVI Loan Lists: The DVI Loan Lists provided by the Seller to the Administrative Agent and the Collateral Custodian, in the form of Schedule III hereto, as such list may be amended, supplemented or modified from time to time in accordance with this Agreement.

     (c) The first paragraph of the definition of “Eligible Loan” in Section 1.1 of the Agreement is hereby amended and restated in its entirety as follows:

Eligible Loan: On any date of determination, each Loan (A) for which the Administrative Agent, Collateral Custodian and Backup Servicer have received the following no later than 12:00 p.m. Charlotte, North Carolina time on the Closing Date (or, with respect to any Loan purchased from the Fleet Financing Originator, the Fleet Closing Date, or, with respect to any Loan purchased from the DVI Financing Originator, the DVI Closing Date): (i) a copy of the duly executed original promissory note and Loan Checklist, the Fleet Loan Checklist and the DVI Loan Checklist in a form and substance satisfactory to the Administrative Agent, (ii) a Borrowing Notice and Loan List delivered by the Seller to the Collateral Custodian and the Administrative Agent as part of the Borrowing Notice or Monthly Report delivered by the Servicer, and (iii) a Borrowing Base Certificate; provided, however, that if such Loan is part of a capital contribution or Required Equity Contribution to the Seller the Collateral Custodian shall have received the Required Loan Documents within three (3) Business Days of receipt of the Certificate of Assignment, and (B) that satisfies each of the following eligibility requirements:

     (d) Clause (ww) of definition of “Eligible Loan” in Section 1.1 of the Agreement is hereby amended by deleting the “and” at the end thereof.

     (e) Clause (xx) of definition of “Eligible Loan” in Section 1.1 of the Agreement is hereby amended by deleting the “.” at the end thereof and substituting in its place “; and”.

     (f) The definition of “Eligible Loan” in Section 1.1 of the Agreement is hereby amended by adding the following new clause (yy):

(yy) the Loan is not and will not be subject to a Claw-Back Event, and there is not and will not be any basis for any such claim, suit or action of any kind arising out of or in connection with a Claw-Back Event to be brought or made.

     (g) The Agreement is hereby amended by adding the following as a new Section 5.1(q):

(q) On or prior to September 19, 2003, the Seller and the Servicer shall instruct each of the Obligors on the Loans purchased from the DVI Financing Originator to cause all subsequent Collections to be deposited directly to a Lock-Box Account in the Administrative Agent’s control. Prior to such time, the Seller and Servicer shall cause all Collections on the Loans purchased from the DVI Financing Originator received in any lock-box or other account to be removed and deposited on a daily basis into the Collection Account.

     (h) Clause (20) of Section 11.1(a) of the Agreement is hereby amended by deleting the “or” at the end thereof.

     (i) Clause (21) of Section 11.1(a) of the Agreement is hereby amended by deleting the “.” at the end thereof and substituting in its place “; or”.

     (j) Section 11.1(a) of the Agreement is hereby amended by adding the following new clause (22):

(22) any claim, suit or action of any kind arising out of or in connection with any Claw-Back Event.

     (k) Schedules I, II and III to this Amendment are hereby added to the Agreement as new Schedules XII, XIII and XIV to the Agreement.

     (l) The Agreement is hereby amended by adding the following as Section 13.20:

     Section 13.20 WCM Transfer.

     On or about July 1, 2003, WSI was transferred, assigned or otherwise conveyed (the occurrence of such event, the “WCM Transfer”) to Wachovia Capital Markets, LLC (“WCM”). Each of the parties hereto, hereby expressly consents to the assignment by WSI of all of its rights and obligations hereunder to WCM simultaneous with the WCM Transfer. Each of the parties hereto acknowledges and agrees that such assignment was effective without any further action by any of the parties hereto and from and after the WCM Transfer, (i) WCM shall be a party hereto and shall have the rights and obligations of WSI hereunder and (ii) WSI shall cease to be a party hereto and shall be released from its obligations hereunder.

          (m) The Agreement is amended by adding the following as Section 13.21:

               Section 13.21 Non-Confidentiality of Tax Treatment.

     Notwithstanding anything to the contrary contained herein, all parties hereto agree that each of them and each of their employees, representatives, and other agents may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind (including, without limitation, opinions or other tax analyses) that are provided to any of them relating to such tax treatment and tax structure. “Tax treatment” and “tax structure” shall have the same meaning as such terms have for purposes of Treasury Regulation Section 1.6011-4; provided, however, that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, the provisions of this Section 13.21 shall only apply to such portions of the document or similar item that relate to the tax treatment or tax structure of the transactions contemplated hereby.

     Section 2. Representations. The Seller, the Originator and the Servicer (collectively, the “CapitalSource Parties”) each (as to itself only) hereby represents and warrants as of the date of this Amendment as follows: (i) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of organization; (ii) the execution, delivery and performance by it of this Amendment are within its powers, have been duly authorized, and do not contravene (A) its articles of organization, operating agreement, or other organizational documents, or (B) any Applicable Law; (iii) no consent, license, permit, approval, vote, authorization, registration, filing or declaration with any Governmental Authority or any other Person, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment by or against it; (iv) this Amendment has been duly authorized, executed and delivered by it; (v) this Amendment constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity; (vi) the execution and delivery of this Amendment does not diminish or reduce its obligations under the Agreement and the other Transaction Documents in any manner except as specifically set forth herein, (vii) such CapitalSource Party has no claims, counterclaims, offsets, or defenses to the Aggregate Unpaids under the Agreement and the other Transaction Documents and the performance of its obligations thereunder, or if such CapitalSource Party has any such claims, counterclaims, offsets, or defenses to the Aggregate Unpaids under the Agreement and the other Transaction Documents, the same are hereby waived, relinquished and released in consideration of the Administrative Agent’s and the Secured Parties’ execution and delivery of this Amendment, (viii) it is not in default under the Agreement; (ix) the representations and warranties of the CapitalSource Parties set forth in Sections 4.1, 4.2 and 7.8 of the Agreement are true and correct as of the date hereof (except those that expressly relate to an earlier date) and all of the provisions of the Agreement and the other Transaction Documents, except as amended hereby, are in full force and effect, and (x) subsequent to the execution and delivery of this Amendment and after giving effect hereto, no unwaived event has occurred and is continuing which constitutes an Unmatured Termination Event or a Termination.

     Section 3. Additional Representations and Warranties. The Originator and the Seller hereby represent and warrant, as of the DVI Closing Dates, that (i) the DVI Loan Lists and the information contained in the Borrowing Notice delivered pursuant to Section 2.2 is an accurate and complete listing in all material respects of all Assets purchased from the DVI Financing Originator in the Asset Pool as of the Cut-Off Date and the information contained therein with respect to the identity of such Assets and the amounts owing thereunder is true and correct in all material respects as of the related Cut-Off Date, (ii) each such Loan that is part of the Borrowing Base is an Eligible Loan as of such date, (iii) no Asset acquired by the Originator from the DVI Financing Originator is or will be subject to a Claw-Back Event, and there is not and will not be any basis for any such claim, action or proceeding of any kind arising out of or in connection with a Claw-Back Event to be brought or made, (iv) each such Asset is free and clear of any Lien of any Person (other than Permitted Liens) and in compliance with all Applicable Laws, (v) with respect to each such Asset, all consents, licenses, approvals, votes, authorizations, registrations or declarations of any Governmental Authority or any Person (including, without limitation, any indenture trustee or noteholder) required to be obtained, effected or given by or to the Financing Originator, the Originator and the Seller in connection with the transfer of an ownership interest in such Assets from the DVI Financing Originator to the Originator, from the Originator to the Seller and from the Seller to the Administrative Agent, as agent for the Secured Parties, have been duly obtained, effected or given and are in full force and effect, (vi) the representations and warranties set forth in Section 4.2(a) are true and correct with respect to each such Asset, and (vii) the DVI Acquisition Agreements (x) were duly authorized and executed by the parties thereto, (y) constitute the legal, valid and binding obligation of the parties thereto, enforceable in accordance with its terms, and (z) do not conflict with the terms of any Contractual Obligation applicable to the DVI Financing Originator.

     Section 4. Liens. Each CapitalSource Party affirms the Liens and security interests created and granted by it in the Agreement and the other Transaction Documents and agrees that this Amendment shall in no manner adversely affect or impair such Liens and security interests.

     Section 5. Agreement in Full Force and Effect as Amended.

     Except as specifically amended hereby, the Agreement shall remain in full force and effect. All references to the Agreement shall be deemed to mean the Agreement as modified hereby. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Agreement as amended by this Amendment, as though such terms and conditions were set forth herein.

     Section 6. Conditions Precedent.

     This Amendment shall not be effective until (i) having been duly executed by, and delivered to, the parties hereto, (ii) delivery to the Administrative Agent (in a form acceptable to the Administrative Agent) of (A) a perfection and true sale opinion as to the transfer from the DVI Financing Originator to the Originator, (B) a bring-down of the existing perfection and true sale opinions as to the transfer from the Originator to the Seller and from the Seller to the Purchaser (perfection only), and (C) a due authorization, execution and enforceability opinion with respect to the DVI Acquisition Agreements and this Amendment; (iii) payment of the reasonable legal fees and expenses of Mayer, Brown, Rowe & Maw LLP as counsel to the Administrative Agent in connection with this Amendment, prior amendments and the prior closing and any third party expenses; and (iv) such other documents, agreements, certification, or legal opinions as the Administrative Agent, may reasonably require.

     Section 7. Miscellaneous.

     (a) This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

     (b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

     (c) This Amendment may not be amended or otherwise modified except as provided in the Agreement.

     (d) The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

     (e) Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

     (f) This Amendment represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

     (g) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO AGREES TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO AND EACH SECURED PARTY HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

     (h) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR

OTHERWISE BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN ANY OF THEM IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE SELLER:	CAPITALSOURCE ACQUISITION FUNDING LLC

By: /s/ STEVEN A. MUSELES Name: Steven A. Museles Title: Senior Vice President

CapitalSource Acquisition Funding LLC 4445 Willard Avenue, 12th Floor Chevy Chase, Maryland 20815 Attention: Controller Facsimile No.:(301) 841-2375 Confirmation No.:(301) 841-2731
THE ORIGINATOR AND THE SERVICER:	CAPITALSOURCE FINANCE LLC
By: /s/ STEVEN A. MUSELES Name: Steven A. Museles Title: Senior Vice President
CapitalSource Finance LLC 4445 Willard Avenue, 12th Floor Chevy Chase, Maryland 20815 Attention: Controller Facsimile No.: (301) 841-2375 Confirmation No.: (301) 841-2731

[Signatures Continued on the Following Page]

VFCC: Commitment: $115,000,000	VARIABLE FUNDING CAPITAL CORPORATION
By: Wachovia Capital Markets, LLC, as attorney-in-fact By: /s/ DOUGLAS R. WILSON, SR Name: Douglas R. Wilson, Sr. Title: Vice President

Variable Funding Capital Corporation
c/o Wachovia Capital Markets, LLC
One Wachovia Center, Mail Code: NC0610
Charlotte, North Carolina 28288
Attention: Conduit Administration
Facsimile No.:(704) 383-6036
Confirmation No.:(704) 383-9343

With respect to notices required pursuant to Section 13.2 of the Agreement, a copy of notices sent to VFCC shall be sent to:

Lord Securities Corp. 2 Wall Street, 19th Floor New York, New York 10005 Attention: Vice President Facsimile No.:(212) 346-9012 Confirmation No.:(212) 346-9008

THE ADMINISTRATIVE AGENT AND THE PURCHASER AGENT:	WACHOVIA CAPITAL MARKETS, LLC

By: /s/ PAUL BURKHART
Name: Paul Burkhart
Title: Vice President
Wachovia Capital Markets, LLC
One Wachovia Center, Mail Code: NC0610
Charlotte, North Carolina 28288
Attention: Conduit Administration
Facsimile No.:(704) 383-6036
Confirmation No.:(704) 383-9343

[Signatures Continued on the Following Page]

THE BACKUP SERVICER:	WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, not in its individual capacity but solely as Backup Servicer

By: /s/ JOE NARDI Name: Joe Nardi Title: Assistant Vice President

Wells Fargo Bank Minnesota, National
Association
Sixth Street and Marquette Avenue
MAC N9311-161
Minneapolis, Minnesota 55479
Attention: Corporate Trust Services
Asset-Backed Administration
Facsimile No.:(612) 667-3539
Confirmation No.:(612) 667-8058

THE COLLATERAL CUSTODIAN:	WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, not in its individual capacity but solely as Collateral Custodian

By: /s/ JOE NARDI Name: Joe Nardi Title: Assistant Vice President

Wells Fargo Bank Minnesota, National
Association
Sixth Street and Marquette Avenue
MAC N9311-161
Minneapolis, Minnesota 55479
Attention: Corporate Trust Services
Asset-Backed Administration
Facsimile No.:(612) 667-3539
Confirmation No.:(612) 667-8058

SCHEDULE I

DVI ACQUISITION AGREEMENTS

(SEE ATTACHED)

SCHEDULE II

DVI LOAN CHECKLISTS

(SEE ATTACHED)

SCHEDULE III

DVI LOAN LISTS

(SEE ATTACHED)